EXHIBIT C-1

Diamond Information Institute, Inc.

***ALL INFORMATION WILL BE TREATED CONFIDENTIALLY***

INVESTOR QUESTIONNAIRE

INSTRUCTIONS:  This Questionnaire is being sent to each individual who has indicated an interest in purchasing the Common Stock (the "Common Shares") and the Common Stock Purchase Warrants (the Warrants”) of Diamond Information Institute, Inc., a New Jersey corporation (the "Company").  The purpose of this Questionnaire is to assure the Company that each investor will meet the standards imposed by applicable federal and state law, since the Common Shares and the Warrants offered hereunder will not be registered with the Securities and Exchange Commission or with the securities regulatory agency of any state.

If the answer to any questions is "None" or "Not Applicable", please so state.  Your answers will, at all times, be kept strictly confidential.  However, by signing this questionnaire, you agree that the Company and/or seller may present this Questionnaire to such parties as it deems appropriate, if called upon under law to establish the availability under state or federal securities laws of an exemption from registration of this private placement. Please complete, sign, date, and return the questionnaire to the Company.

PLEASE PRINT

Name____________________________________________________________

Residence Address _______________________________________________

_________________________________________________________________

Phone Number ____________________________________________________

Occupation______________________________________________________

Business Address ________________________________________________

_______________________________________________________________

Business Telephone ______________________________________________

* If Corporate Purchaser:

Publicly Owned _____________ or Privately Owned ________________

Jurisdiction of Incorporation __________________________________

Fiscal Year End ________________________________________________

If Partnership Purchaser: Date of Formation ____________________

Fiscal Year End ________________________________________________

I prefer to have correspondence sent to my:

Home Address (___)        Business Address (___)

I.  INVESTOR INFORMATION

1.	Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past two years and the dates during which you resided in each state.

____________________________________________________________

____________________________________________________________

2.	Do you maintain a house or apartment in any other state(s)? If yes, in which state(s)?

____________________________________________________________

3.	In which state, if any, do you pay state income taxes?

____________________________________________________________

4.	In which state, if any, are you registered to vote?

__________________________________________________________

5.	What is your present age?

____________________________________________________________

6.           The undersigned has previously purchased Private Placements (securities which were sold in reliance upon the non-public offering exemption from registration under the Securities Act of 1933).

                Yes (___)     No (___)

7.           Do you believe that you are capable of evaluating the merits and risks of this investment?

                Yes (___)     No (___) If yes, please describe and set forth the reasons.

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

8.	Do you intend to use a Purchaser Representative to assist you in your understanding of this investment?

                Yes (___)     No (___)

If you use a Purchaser Representative, fill out the enclosed Selection of Purchaser Representative Form.

       Print Name: ____________________________ Date:___________

II. STATUS AS ACCREDITED or NON- ACCREDITED INVESTOR
(Please answer each question.)

9.	(a)
Does your individual net worth (inclusive of home, furnishings and automobiles valued at fair market value) or the joint net worth of you and your spouse (if any), exceed $1,000,000 at the present time?

Yes ___________________                                                                No ______________________

(b)	Did your individual income exceed $200,000 in each of the last two years and do you expect an income in excess of $200,000 this year?

                 (For this purpose, income is computed by adding the following items to adjusted gross income as computed for federal income tax purposes, but not including any amounts attributable to a spouse or property owned by a spouse):  any deductions for a long-term capital gain or depletion, any exclusion of interest earned on tax-exempt bonds, any losses allocated from a limited partnership, amounts contributed to an IRA or Keogh retirement plan and alimony payments.)

Yes __________________                                                                No ______________________

(c)	If married, did your joint combined income with that of your spouse exceed $300,000 in each of the last two years and do you expect a joint combined income in excess of $300,000 this year?

Yes __________________                                                                No ______________________

III. REPRESENTATIONS

I hereby warrant and represent that:

(a)
The information contained in this Investor Questionnaire is true, complete and accurate, and may be relied upon by the Corporation in determining whether the offering in which I propose to participate is exempt from registration under the  Act of 1933, pursuant to Regulation D or otherwise, and applicable state securities laws.

(b)	I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment. I understand the risks associated with an investment herein.

(c)
I understand that a false representation may constitute a violation of law, and agree to indemnify and hold harmless anyone who relies on my representations from any loss or damages resulting from any misstatement in this Investor Questionnaire.

(d)	I will notify the Company of any material changes in the information provided which occur prior to the acceptance of my subscription.

(e)	I am experienced in investing in small, early-stage companies and the amount that I am investing is no more than 15% of my net worth.

I have executed this Investor Questionnaire this ____ day of ____________, 2007, for the purpose of qualifying for the purchase of privately placed securities.

______________________________                                                                _____________________________
Signature of subscriber                                                                                          Signature of co-owner (if the Units are
                                                  to be purchased in joint name or as community
       property)

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EXHIBIT C-2

 DIAMOND INFORMATION INSTITUTE, INC.
A DIAMOND INFORMATION INSTITUTE CORPORATION

INVESTMENT AGREEMENT

Date:_____________________

Memorandum No.________

Dear Sir:

1.     The undersigned hereby acknowledges receipt of the following information on DIAMOND INFORMATION INSTITUTE, INC., a New Jersey corporation (the "Company"):

        a) Confidential Private Placement Memorandum dated April 2, 2007;
        b) Audited Financial Statements as of 12/31/2006;
        c) Articles of Incorporation and Bylaws for the Company;
        d) Certificate of Designation of Preferences.

2.     The undersigned hereby tenders this Investment Agreement for the purchase of the Company's Common Stock and Common Stock Purchase Warrants (the "Securities").

3.     Experience in Investing & Matter of Net Worth. The undersigned warrants and represents that: (a) Subscriber is experienced in making investments into small, early-stage companies that have no or little record of generating revenues; and (b) Subscriber is investing no more than 15% of his net worth in connection with the purchase of the Securities hereunder.

4.     The undersigned hereby represents and warrants to the Company as follows:

             a.) The Subscriber understands that the representations contained herein are made for the purpose of satisfying the Company that the Subscriber is an Accredited Investor. THE SUBSCRIBER HEREBY REPRESENTS THAT THE STATEMENT OR STATEMENTS MADE HEREIN ARE TRUE AND CORRECT IN ALL RESPECTS.  THE SUBSCRIBER UNDERSTANDS THAT A FALSE REPRESENTATION MAY CONSTITUTE A VIOLATION OF LAW AND THAT ANY PERSON WHO SUFFERS DAMAGE AS A RESULT OF A FALSE REPRESENTATION MAY HAVE A CLAIM AGAINST THE SUBSCRIBER FOR DAMAGES.

           b.) In connection with this Investment Agreement, the Subscriber has been advised and understands that immediately prior to the offer and purchase of the Securities pursuant to this Agreement:

                 (i)           The Subscriber had such knowledge and experience in financial and business matters that the subscriber was capable of evaluating the merits and risks of the prospective investment; and

                 (ii)           The Subscriber was able to bear the economic risk of the investment; and

                 (iii)           Status as Accredited Investor.  The Subscriber is an Accredited Investor as that term is defined under Regulation D, Rule 501(a).  Under Regulation D, an individual Accredited Investor must meet the following criteria:

           a.) The Subscriber is a natural person and had an individual income in excess of $200,000 or joint income with the Subscriber’s spouse in excess of $300,000 in each of the two most recent years and who reasonably expects reaching the same level of income in the current year; and/or

           b.) The Subscriber is a natural person is a natural person and his/her net worth as of a current date (i.e., the excess of total assets over total liabilities), exclusive of home, home furnishings, and automobiles, either individually or jointly with his/her spouse, exceeds $1,000,000.

           c.)  Investment Intent.  Subscriber is acquiring the Securities for his/her own home account and not for the account of others and for investment purposes only and not with a view to or for the sale, offer for sale, transfer, assignment, resale, or distribution thereof, in whole or in part.  Subscriber has no contract to sell, transfer, assign, or pledge to any person the Securities subscribed for, or any part thereof.  Subscriber has no present plans to enter into any such contract, undertaking, or arrangement.  Subscriber will not transfer or assign the Investment Agreement or any of his interest herein.  Subscriber understands the meaning and legal consequences of the foregoing representations and warranties.

                 d.)  Reliance Upon Own Advisors. Subscriber has consulted with and is relying upon such legal, tax, and other counsel, each of whom Subscriber has found necessary to consult concerning this transaction, and such consultation has included an examination of applicable documents and an analysis of all tax, financial, corporate, and securities law aspects.  Subscriber, Subscriber’s counsel, Subscriber’s advisors, and such other persons with whom Subscriber found it necessary to consult, have sufficient knowledge and experience in such matters to evaluate the information and the risks of the investment and to make an informed investment decision with respect thereto.

                 e.)  Reliance Upon Own Tax Advisor.  With respect to the tax aspects of his investment, Subscriber is relying solely upon the advice of his own personal tax advisors and upon his own knowledge with respect thereto.  Subscriber is aware that any Federal Income Tax benefits which may be available to him may be lost through adoption of new laws or regulations, amendments to existing laws and regulations, or changes in the interpretation of existing laws and regulations.

            f.)  Absence of Registration; Restricted Securities. Subscriber understands and is aware that the Securities have not been registered under the Securities Act of 1933, as amended ("the  Act"), nor pursuant to any other Federal law in reliance on exemptions for private offerings contained in Section 4(2) and Section 4(6) of the  Act.  Subscriber is fully aware that any Securities purchased him are to be sold in reliance upon such exemption based upon his representations, warranties, and agreements set forth herein.  Subscriber is also aware and understands that such exemption is dependent upon the accuracy of the statements made by Subscriber herein.  There is no assurance that the Company’s planned information statement will become effective or that any trading market will develop or be maintained.

             g.)  Understanding Economic Risks. Subscriber is fully aware of the restrictions on sale, transferability, and assignment of the Securities, and Subscriber must bear economic risk of his investment in the Company for an indefinite period of time because the Securities (and any Shares of the Company's Common Stock acquired in connection with the purchase of the Securities) have not been registered under the  Act, and therefore, cannot be offered or sold unless they are subsequently registered under the  Act or an exemption from such registration is available.

             h.)  Subscriber is aware that the Securities are speculative investments involving an EXTREMELY HIGH LEVEL OF RISK and that any right to transfer his Securities in the Company is limited and restricted by law.

             i.)   Absence of Any Other Representations.  No representations or warranties have been made to Subscriber other than those contained herein, and Subscriber has not relied upon any other representation or warranty.

             j.)  Subscriber is over the age of 21, and Subscriber, either alone or together with Subscriber’s offeree representative (if any), has business and investment experience and knowledge sufficient to enable Subscriber to evaluate the hazards and merits of making this investment.

             k.)  The foregoing representations and warranties are true and accurate as of the date hereof and will be true and correct as of the date of his purchase of the Securities.  All representations and warranties made in this Agreement shall survive Investor's purchase of the Securities and any execution of this Agreement.

5.
Receipt of Memorandum. Investor further acknowledges and represents that Subscriber has received, read, understood, and is familiar with and understands the Private Placement Memorandum bearing all attachments and exhibits thereto concerning the Company and the offering pursuant to which this Investment Agreement is being made.  Subscriber further acknowledges that, except as set forth herein, no representations or warranties have been made to Subscriber or to Subscriber’s advisors by the Company or by any person acting on behalf of the Company, the financial condition of the Company, the deductibility of any item for tax purposes, and/or the economic, tax, or any other aspects or consequences of a purchase of a share and/or investment in the Company, and Subscriber has not relied upon any information concerning the offering, written or oral, other than as contained herein.

6.
The undersigned understands that these Securities of the Company are being purchased for the undersigned's own account for investment and not for distribution or resale to others.  The undersigned agrees that Subscriber will not sell or otherwise transfer these securities unless they are registered under the Federal  Act of 1933 or unless an exemption from such registration is available.  The undersigned represents that Subscriber has adequate means of providing for his current needs and possible personal contingencies and that Subscriber has no need for liquidity of this investment.

        7.    The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnities of both parties to this Agreement.

8.	Wherever the context so requires: the singular number shall include the plural; the plural shall include the singular; and the masculine gender shall include the feminine and neuter genders.

9.
This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten.  Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, expressed or implied, which is not expressly contained in this Agreement; and each party further acknowledges that Subscriber or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited herein above.  No amendment or waiver of any provision, term, or condition of this Agreement shall be effective unless the same is executed by the party against whom enforcement is sought.

10.    This Agreement may be executed in any number of counterparts.

11.   ARBITRATION.  Any dispute or claim arising to or in any way related to this Agreement shall be settled by binding arbitration in Fairfield, New Jersey and this Agreement and the interpretation of this Agreement shall be governed by New Jersey law.  All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA").  AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party.  Each party shall pay its own expenses associated with such arbitration.  A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.  The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration.  The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

IN WITNESS WHEREOF, I have executed this Investment Agreement this _____ day of __________, 2007.

Dollar Amount of Securities Purchased: $______________

Number of Units Purchased:___________________

Name (please print):__________________________________________________

Subscriber Signature: _________________________________________________

Signature of Co-Subscriber (if any): _______________________________________________

Signature of Spouse:___________________________________________________

ACCEPTED:

______________________________                     Date:  ____________________
 Diamond Information Institute, Inc.

c:s:001341:MSR:01-12-05

 DIAMOND INFORMATION INSTITUTE, INC.
A DIAMOND INFORMATION INSTITUTE CORPORATION

INVESTMENT AGREEMENT

Date:_____________________

Memorandum No.____________

Provide Name(s) exactly as you wish your interest in the Company to be registered:

______________________________________________________________________________
(please print clearly)

______________________________________________________________________________

Provide Address:

______________________________________________________________________________

1. If Not in Your Name, Provide Manner of Ownership
       (Joint Tenancy, Tenants in Common, etc.):

___________________________________________________________________

2.       Social Security Number and Address of Each Owner:

                                      Address
         Owner Name                                                              S.S. No.                                         (Street/City/State/Zip)

A.____________________                                                        _______________                                          ___________________________

B.____________________                                                        _______________                                          ___________________________

C.____________________                                                        _______________                                          ___________________________

EXHIBIT C-3

PURCHASER REPRESENTATIVE QUESTIONNAIRE

 DIAMOND INFORMATION INSTITUTE, INC.
A DIAMOND INFORMATION INSTITUTE CORPORATION

Date:_____________________

Memorandum No.____________

Name of Offeree:  __________________________________________________

Please complete the following questionnaire fully, attaching additional sheets if necessary.

1. Name ______________________________________________________________

Age _________________ Business Address:

______________________________________________________________________

______________________________________________________________________

2. Present occupation or position, indicating period of such practice or employment and field or professional specialization, if any:

______________________________________________________________________

3. List any business or professional education, including degrees received, if any:

______________________________________________________________________

______________________________________________________________________

4. Have you had prior experience in advising clients with respect to investments of this type:

Yes (___)    No (___)

5. List any professional licenses or registration, including bar admissions, accounting certificates, real estate brokerage licenses, and SEC or state broker-dealer registrations, held by you:

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

6. Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

7. State how long you have known the Offeree and in what capacity:

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

8. In advising the Offeree in connection with Offeree's prospective investment in the Offering, I will be relying in part on the Offeree's own expertise in certain areas.

Yes (___)    No (___)

9. In advising Offeree in connection with Offeree's prospective investment in the Offering, I will be relying in part on the expertise of an additional Purchase Representative or Representatives.

Yes (___)    No (___)

If "Yes" give the name and address of such additional Representative or Representatives:

______________________________________________________________________

______________________________________________________________________

I understand that the Company will be relying on the accuracy and thoroughness of my responses to the foregoing questions, and I represent and warrant to the selling agent and the Company the following: (i) I am acting as Purchaser Representative for

_______________________________________________________________

in connection with evaluating the merits and risks of the prospective investment by the Offeree in  Diamond Information Institute, Inc., (ii)  The answers to the above questions are true and correct and may be relied upon by the underwriter in determining whether the Offering in connection with which I have executed this questionnaire is exempt from registration under Sections 4(2) and 4(6) and Regulation D of the  Act of 1933, as amended, and under applicable state securities laws; (iii) to the best of my knowledge, the information contained in the Offeree's suitability questionnaire, which I have reviewed, is true and correct, and, in my opinion, the Offeree is capable of bearing the economic risk of the proposed investment; (v) I have received copies of the Offering document and have reviewed same with the Offeree; (vi)  The representations, warranties and acknowledgments made by the Offeree in the Investment Agreement which pertain are true and correct, and those which pertain to the Offeree, to the best of my knowledge, are true and correct; (vii) I personally (or together with the Offeree of the additional Purchaser Representative or Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Offeree's prospective investment in the Offering.  Executed at

_____________________________, ______________________ on

this ______________ day of ___________________, 2007.

_____________________________________________
(Signature of Purchaser Representative)

_____________________________________________
(Print Name of Purchaser Representative)

_____________________________________________
(Print Address of Purchaser Representative)

_____________________________________________

_____________________________________________
(Print Telephone No. w/Area Code)